MERRILL LYNCH RETIREMENT PLUSSM

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

Supplement Dated June 28, 2017

to the

Prospectus dated May 1, 2017

Effective on or about June 12, 2017, based on changes to the underlying fund portfolios, the name changes will apply to the applicable subaccounts:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
BlackRock Value Opportunities V.I. Fund	BlackRock Advantage U.S. Total Market V.I. Fund
BlackRock Large Cap Core V.I. Fund	BlackRock Advantage Large Cap Core V.I Fund
BlackRock Large Cap Value V.I. Fund	BlackRock Advantage Large Cap Value V.I. Fund
BlackRock Large Cap Growth V.I. Fund	BlackRock Advantage Large Cap Focus Growth V.I. Fund

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch Retirement PlusSM dated May 1, 2017